                                                                 Exhibit (b)(2)



                              ROHN INDUSTRIES, INC.
                                  AS A PLEDGOR

                                       AND

                         EACH OF ITS SUBSIDIARIES LISTED
                          ON THE SIGNATURE PAGES HEREOF
                                   AS PLEDGORS

                                       AND

                               ANY OTHER PLEDGORS
                    THAT HEREAFTER BECOME A PLEDGOR HEREUNDER

                                      WITH


                       LASALLE BANK NATIONAL ASSOCIATION,
                             AS ADMINISTRATIVE AGENT





                          -----------------------------

                                PLEDGE AGREEMENT

                                   DATED AS OF
                                  MARCH 8, 2001

                          -----------------------------

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT, dated as of March 8, 2001 (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), is made by ROHN INDUSTRIES, INC., a Delaware corporation (the "PARENT"), each of the Parent's domestic Subsidiaries (as defined in the Credit Agreement hereinafter referred to) party hereto, as pledgors (together with the Parent, the "BORROWERS" or the "PLEDGORS" and each a "BORROWER" or a "PLEDGOR"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders (as defined below).

                             PRELIMINARY STATEMENTS:

         1. The Pledgors, the financial institutions from time to time party thereto, as lenders (collectively, the "LENDERS" and each a "LENDER"), and the Administrative Agent are parties to the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), under which the Lenders have agreed, on certain terms and subject to certain conditions, to make loans and other extensions of credit to the Borrowers.

         2. To secure its obligations and liabilities under the Credit Agreement and the other Loan Documents, each Pledgor has agreed to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in all of such Pledgor's assets, as more particularly provided for in this Agreement.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Agreement, the Pledgors and the Administrative Agent agree as follows:

                           SECTION 1. INTERPRETATION.

         1.1 DEFINED TERMS. All capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below (such meanings to apply equally to both the singular and plural forms of the terms defined; whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms):

         AGREEMENT means this Pledge Agreement as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

         COLLATERAL has the meaning set forth in SECTION 2.1.

         CREDIT AGREEMENT has the meaning set forth in the PRELIMINARY
STATEMENTS.

         EQUITY INTERESTS means (i) all of the partnership interests in a general or limited partnership at any time owned or held directly by any Pledgor, (ii) all of the membership interests in a limited liability company at any time owned or held directly by any Pledgor and (iii) all of the equity interests (other than Stock) in any other form of organization at any time owned or held directly by any Pledgor.

         FOREIGN SUBSIDIARY means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         FOREIGN SUBSIDIARY VOTING STOCK means the voting Stock or voting Equity Interest of any Foreign Subsidiary.

         GOVERNING DOCUMENTS has the meaning as set forth in SECTION 3.2.

         INTERCOMPANY AND THIRD PARTY NOTES means all promissory notes, debentures, bonds, evidences of indebtedness and similar securities from time to time issued to, or held by, any Pledgor, but shall not include any promissory notes or other similar evidences of indebtedness of any employees of any Pledgor that are from time to time issued to or held by such Pledgor.

         ISSUER means the issuer of any Stock, Intercompany and Third Party Notes or Equity Interests.

         LENDER has the meaning as set forth in the PRELIMINARY STATEMENTS.

         PLEDGED ENTITY means the Issuer of any Pledged Equity Interests.

         PLEDGED EQUITY INTERESTS has the meaning as set forth in SECTION
2.1(c).

         PLEDGED NOTES has the meaning as set forth in SECTION 2.1(b).

         PLEDGED STOCK has the meaning as set forth in SECTION 2.1(a).

         REVISED ARTICLE 9 means the version of the 1999 Official Text of
Article 9 of the Uniform Commercial Code with conforming amendments to Articles 1, 2, 2A, 4, 5, 6, 7 and 8 adopted in the State of Illinois.

         STOCK means all of the issued and outstanding shares of stock of any corporation at any time directly owned by any Pledgor.

         SECURITY INTEREST means the security interest granted by a Pledgor and/or by all Pledgors, as applicable, pursuant to SECTION 2.1 hereof.

         UNIFORM COMMERCIAL CODE means the Uniform Commercial Code, as at any time adopted and in effect in the State of Illinois, specifically including and taking into account all amendments, supplements, revisions and other modifications of the Uniform Commercial Code that hereafter are adopted or otherwise take effect.

         1.2 UNIFORM COMMERCIAL CODE TERMS. Except as otherwise indicated, all terms not specifically defined in this Agreement that are defined, or used, in Revised Article 9 have the respective meanings assigned to such terms in Revised
Article 9.

         1.3 ACCOUNTING TERMS. Except as otherwise indicated, all accounting terms not specifically defined in this Agreement shall be construed in accordance with, and certificates of compliance with covenants shall be based upon, GAAP.

         1.4 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the words "from" or "commencing on" means "from and including" and the words "to", "through", "ending on" and "until" each mean "to but excluding."

         1.5 HEADINGS AND REFERENCES. Section and other headings are for reference only, and do not affect the interpretation or meaning of any provision of this Agreement. Any Section or clause references are to this Agreement, unless otherwise specified. References to an annex, schedule or exhibit are, unless otherwise specified, to an Annex, Schedule or Exhibit attached to this Agreement. References in this Agreement to this Agreement and the other Loan Documents or any other agreement include this Agreement and the other Loan Documents and other agreements as the same may be amended, restated, supplemented or otherwise modified from time to time under their respective terms. A reference to any law, statute or regulation means that law, statute or regulation as it may be amended, supplemented or otherwise modified from time to time, and any successor law, statute or regulation. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement or any other Loan Document governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement or any other Loan Document. The provisions of this Agreement relating to Subsidiaries apply only during such times as a Pledgor has one or more Subsidiaries.

         1.6 CONSTRUCTION. Each covenant contained in this Agreement shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision in this Agreement or any other Loan Document refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. The term "including" is not limiting and means "including without limitation."

                          SECTION 2. SECURITY INTEREST.

         2.1 PLEDGE AND GRANT OF SECURITY INTEREST. As security for the prompt and complete payment and performance when due of the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent a continuing security interest in, and as part of such grant and pledge, hereby transfers and assigns to the Administrative Agent as collateral security all of the following whether now existing or hereafter acquired (collectively, the "COLLATERAL"):

          (a) the Stock and the certificates representing the Stock, if any, indicated in EXHIBIT A hereto as being presently owned by such Pledgor, and all additional Stock hereafter acquired by such Pledgor in any manner from time to time, together with all dividends, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (all of the Stock referred to in this CLAUSE (a) subject to the limitations of the last sentence of this SECTION 2.1, collectively, the "PLEDGED STOCK");

          (b) the Intercompany and Third Party Notes, and the instruments evidencing the Intercompany and Third Party Notes, if any, indicated in EXHIBIT B hereto as being presently owned by such Pledgor, and all additional Intercompany and Third Party Notes hereafter from time to time owed to such Pledgor, and all interest, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (all of the Intercompany and Third Party Notes referred to in this CLAUSE
     (b), collectively, the "PLEDGED NOTES");

          (c) the Equity Interests, if any, indicated in EXHIBIT C hereto as being presently owned by such Pledgor, and all additional Equity Interests hereafter from time to time acquired by such Pledgor in any manner (all of the Equity Interests referred to in this CLAUSE (c) subject to the limitations of the last sentence of this SECTION 2.1, collectively, the "PLEDGED EQUITY INTERESTS"), and all of such Pledgor's other rights, title and interests in, or in any way related to, each Pledged Entity to which any of such Equity Interests relate, including, without limitation:

               (i) all interests in the capital of any Pledged Entity and in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of any such Equity Interest;

               (ii) all other payments due or to become due to such Pledgor in respect of any such Equity Interest, whether under any partnership agreement, limited liability company agreement, other agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement, other agreement or at law or otherwise in respect of any such Equity Interest;

               (iv) all present and future claims, if any, of the Pledgor against any such Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;

               (v) all of such Pledgor's rights under any partnership agreement, limited liability company agreement, other agreement or at law to exercise and enforce any and every right, power, remedy, authority, option and privilege of such Pledgor relating to any such Equity Interest including any power to (a) terminate, cancel or modify any partnership agreement, limited liability company agreement or other agreement, (b) execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any such Equity Interest and any such Pledged Entity, (c) exercise voting rights or make determinations, (d) exercise any election (including, but not limited to, election of remedies), (e) exercise any "put", right of first offer or first refusal, or other option, (f) exercise any right of redemption or repurchase, (g) give or receive any notice, consent, amendment, waiver or approval, (h) demand, receive, enforce, collect or receipt for any of the foregoing, (i) enforce or execute any checks, or other instruments or orders, (j) file any claims and to take any action in connection with any of the foregoing or (k) otherwise act as if the Administrative Agent were the absolute owner of such Equity Interests and all rights associated therewith;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing;

               (vii) all certificates and instruments representing or evidencing any of the foregoing; and

               (viii) all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (d) all proceeds of any and all of the foregoing (regardless whether such proceeds constitute property of the types described above).

Notwithstanding anything herein to the contrary, (i) in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder and (ii) Foreign Subsidiary Voting Stock and Equity Interests not required to be pledged hereunder shall not be included in the definitions of "Pledged Stock" or "Pledged Equity Interests."

         2.2 DELIVERY OF CERTIFICATES AND INSTRUMENTS FOR PLEDGED STOCK, PLEDGED NOTES AND PLEDGED EQUITY INTERESTS. (A) On or prior to the Initial Closing Date, each Pledgor will pledge and deposit with the Administrative Agent all certificates or instruments, if any, representing any Pledged Stock, Pledged Notes or Pledged Equity Interests at the time owned by such Pledgor and subject to the Security Interest hereof, duly endorsed in blank in the case of Pledged Notes, and accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are acceptable to the Administrative Agent, in the case of Pledged Stock or Pledged Equity Interests.

         (B) If a Pledgor shall acquire (by purchase, conversion, exchange, stock dividend or otherwise) any additional Stock, Intercompany and Third Party Notes or Equity Interests, at any time or from time to time after the date hereof that is or are intended to be subjected to the Security Interest hereof and that is or are represented by certificates or instruments, such Pledgor will
(i) forthwith pledge and deposit with the Administrative Agent all such certificates or instruments, duly endorsed in blank in the case of Intercompany and Third Party Notes, and accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are acceptable to the Administrative Agent, in the case of Stock or Equity Interests, and (ii) promptly thereafter deliver to the Administrative Agent a certificate executed by a Responsible Officer of such

Pledgor with a supplement to the applicable schedule to this Agreement (which schedule shall be deemed updated by such supplement) describing such Stock, Intercompany and Third Party Notes or Equity Interests and certifying that the same have been duly pledged with the Administrative Agent hereunder.

         2.3 PERFECTION UNDER THE UNIFORM COMMERCIAL CODE OF SECURITY INTEREST IN UNCERTIFICATED SECURITIES AND SECURITIES HELD IN A SECURITIES ACCOUNT. Without limitation of any other provision of this Agreement, if any of the Stock, Intercompany and Third Party Notes or Equity Interests of a Pledgor (whether or not now owned or hereafter acquired) that are intended to be subjected to the Security Interest hereof is an "uncertificated security", as such term is defined in Section 8-102 of the Uniform Commercial Code, or is held in a "securities account", as such term is defined in Section 8-501 of the Uniform Commercial Code, such Pledgor shall promptly notify the Administrative Agent thereof, and shall promptly take all actions as directed by the Administrative Agent that are required to be taken in order to perfect the Security Interest of the Administrative Agent therein under the Uniform Commercial Code of any applicable jurisdiction. Each Pledgor further agrees to take such actions as the Administrative Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder in respect thereof, and agrees to provide an opinion of counsel reasonably satisfactory to the Administrative Agent with respect to any such pledge of uncertificated securities, or any securities held in a securities account, promptly upon the request of the Administrative Agent.

         2.4 NO ASSUMPTION OF LIABILITY. (A) The Security Interest of any Pledgor is granted as security only and shall not subject the Administrative Agent to, or in any way alter or modify, any obligation or liability of such Pledgor with respect to or arising out of any of the Collateral.

         (B) Nothing herein shall be construed to make the Administrative Agent liable as a general partner or limited partner of any Pledged Entity or a shareholder of any corporation, and the Administrative Agent by virtue of this Agreement or any actions taken as contemplated hereby (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or a stockholder of any corporation. The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of an Equity Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Administrative Agent and/or a Pledgor or any other Person.

         (C) Except as provided in the last sentence of SECTION 2.4(b), the Administrative Agent, by accepting this Agreement, does not intend to become a general partner, limited partner or member of any Pledged Entity or a shareholder of any corporation or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Entity or a shareholder of any corporation either before or after an Event of Default shall have occurred. The Administrative Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or of a Pledgor.

         2.5 REVISIONS OF UNIFORM COMMERCIAL CODE. For avoidance of doubt it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property that is included in such changed definitions that would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the Grantors that the description of Collateral set forth above be construed to include the broadest possible range of assets. Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless whether any particular item of Collateral is currently subject to the Uniform Commercial Code.

         2.6 REGISTRATION OF COLLATERAL IN THE NAME OF THE ADMINISTRATIVE AGENT. The Administrative Agent shall have the right, at any time during the existence of an Event of Default, in its discretion and without notice to any Pledgor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Collateral, subject only to the revocable voting and similar rights specified in SECTION 5. In addition, the Administrative Agent shall have the right at any time during the existence of an Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         2.7 APPOINTMENT OF SUBAGENTS; RELEASE OF CERTAIN PLEDGED NOTES. The Administrative Agent shall have the right to appoint one or more subagents for the purpose of retaining physical possession of the instruments and certificates evidencing any of the Collateral. The Administrative Agent and any subagent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent or such subagent, in its individual capacity, accords its own property consisting of similar instruments or interests. The Administrative Agent shall not be derivatively responsible for the acts or omissions of any subagent chosen by the Administrative Agent with reasonable care. So long as no Event of Default has occurred and is continuing, the Administrative Agent or such subagent shall, promptly upon request of any Pledgor, make appropriate arrangements for making any Intercompany and Third Party Note issued by any Person other than a Credit Party or a Subsidiary pledged by such Pledgor available to such Pledgor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent reasonably deemed appropriate by the Administrative Agent, against trust receipt or like document).

                   SECTION 3. REPRESENTATIONS AND WARRANTIES.

         Each Pledgor represents and warrants to the Administrative Agent, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

         3.1 INITIAL COLLATERAL COMPREHENSIVE. At and as of the date hereof, the only Stock, Intercompany and Third Party Notes and Equity Interests owned by such Pledgor, other than Foreign Subsidiary Voting Stock that is not required to be pledged under SECTION 2.1, are the Pledged Stock, Pledged Notes and Pledged Equity Interests, if any, which are correctly described on EXHIBIT A, B or C hereto, as applicable, as being owned by such Pledgor.

         3.2 AUTHORITY TO PLEDGE. Such Pledgor has full power, authority and legal right to pledge all of its Pledged Stock, Pledged Notes and Pledged Equity Interests. Such Pledgor has delivered to the Administrative Agent true, correct and complete copies of all agreements evidencing or relating to its investment in, or ownership, voting or disposition of, such Pledged Stock, Pledged

Notes and Pledged Equity Interests or any future investment or other obligations with respect thereto (collectively, the "GOVERNING DOCUMENTS").

         3.3 TITLE TO COLLATERAL. Such Pledgor is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option, voting agreement or limitation, pledge or transfer limitation or other encumbrance of any kind or nature whatsoever, except for the Security Interest created by this Agreement. There is no effective financing statement (or similar statement or instrument of registration in effect under the law of any jurisdiction) covering or purporting to cover any interest of any kind of such Pledgor in the Collateral, except for financing statements, continuation statements and other documents and registrations filed to perfect or continue the perfection of the Security Interest.

         3.4 STATUS OF COLLATERAL. (A) All of the shares of the Pledged Stock of such Pledgor hereunder have been duly and validly issued and are fully paid and nonassessable.

         (B) Each of the Pledged Notes of such Pledgor issued by any Credit Party or a Subsidiary of a Credit Party, when executed by the Issuer thereof, will be the legal, valid and binding obligation of the Issuer thereof, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity. Such Pledgor has no obligation to make any further or additional loans or advances to, or purchases of securities from, any Issuer that are to be evidenced by any Pledged Note that is subject to the Security Interest of such Pledgor hereunder.

         (C) All of the Pledged Equity Interests of such Pledgor issued by any Credit Party or a Subsidiary of a Credit Party have been duly and validly issued and are fully paid and nonassessable. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, cash call, or other funding, if any, required to be made under any Governing Document relating to any of the Pledged Equity Interests of such Pledgor, and such Pledgor is not in violation of any other material provisions of any such Governing Document, or otherwise in default or violation thereunder.

         3.5 VALIDITY OF SECURITY INTEREST. The Security Interest granted by such Pledgor constitutes a legal and valid security interest in all of the Collateral of such Pledgor, securing the payment and performance of the Obligations.

         3.6 PERFECTION OF SECURITY INTEREST UNDER UNIFORM COMMERCIAL CODE. Prior to the perfection of the Security Interest granted by this Agreement, the Pledgors will ensure that all notifications and other actions, including, without limitation, (a) all deposits of certificates and instruments evidencing any Collateral (duly endorsed or accompanied by appropriate instruments of transfer), (b) all notices to and acknowledgments of any bailee or other person,
(c) all acknowledgments and agreements respecting the right of the Administrative Agent to "control" any Collateral, as such term is now or hereafter defined in the Uniform Commercial Code, and (d) all filings, registrations and recordings, which are necessary or appropriate to create, preserve, protect and perfect the Security Interest granted by such Pledgor to the Administrative Agent hereby in respect of its portion of the Collateral, have been given, made, obtained, done and accomplished, and at such time the Security Interest granted by such Pledgor to the Administrative Agent pursuant to this Agreement in and to its portion of the Collateral will be perfected, to the extent a security interest in such Pledgor's portion of the Collateral can be perfected under the Uniform Commercial Code of any applicable jurisdiction.

                          SECTION 4. GENERAL COVENANTS.

         4.1 NO OTHER LIENS; DEFENSE OF TITLE. (A) No Pledgor will make or grant, or suffer or permit to exist, any Lien on any of its Collateral, except for the Security Interest created by this Agreement.

         (B) Each Pledgor, at its sole cost and expense, will take any and all actions reasonably necessary to defend title to its Collateral against any and all persons and to defend the validity, perfection, effectiveness and priority of the Security Interest of the Administrative Agent therein against any Lien not permitted under SECTION 4.1(A) above.

         4.2 FURTHER ASSURANCES; FILINGS AND RECORDINGS. (A) Each Pledgor, at its sole cost and expense, will duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions (including, without limitation, obtaining from other persons lien waivers, agreements evidencing the exclusive control and dominion of the Administrative Agent over any Collateral, and other agreements, instruments and documents) as the Administrative Agent may from time to time reasonably request better to assure, preserve, protect and perfect the Security Interest of the Administrative Agent in the Collateral of such Pledgor, and the rights and remedies of the Administrative Agent hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.

         (B) Each Pledgor, at its sole cost and expense, will (i) at all times cause this Agreement (including proper notices, financing or other statements in respect hereof, and supplemental collateral assignments or collateral security agreements in respect of any portion of the Collateral) to be duly filed, recorded, registered and published, and refiled, rerecorded, reregistered and republished in such manner and in such places as may be required under the Uniform Commercial Code or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and Security Interest of the Administrative Agent in or with respect to the Collateral of such Pledgor and
(ii) pay all taxes, fees and charges and comply with all statutes and regulations, applicable to such filing, recording, registration and publishing and such refiling, rerecording, reregistration and republishing. Each Pledgor irrevocably authorizes the Administrative Agent to file any financing statements with respect to the Collateral of such Pledgor without the signature of such Pledgor where the Administrative Agent is permitted by applicable law to do so.

         4.3 CONTINUING OBLIGATIONS OF THE PLEDGORS IN RESPECT OF THE COLLATERAL. Each Pledgor shall remain liable to, and shall duly pay, observe, perform and satisfy all of the obligations, terms, covenants, provisions and conditions to be paid, observed, performed and satisfied by it under each contract, agreement and instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof.

         4.4 NO DISPOSITION OF THE COLLATERAL. No Pledgor may sell, assign or otherwise dispose of any of its Collateral, except in compliance with the applicable requirements of the Credit Agreement and this Agreement.

         4.5 MODIFICATION OF, AND NOTICES UNDER, GOVERNING DOCUMENTS. (A) No Pledgor will enter into any modification of the terms or provisions of any of the Governing Documents relating to any of its Collateral, other than modifications made when no Event of Default is in existence that (i) does not increase the monetary obligations of such Pledgor under such Governing Documents and (ii) otherwise is not materially adverse to the interests of the Administrative Agent and the Lenders as creditors of such Pledgor.

         (B) Each Pledgor shall promptly furnish the Administrative Agent with copies of (i) all modifications to any of the Governing Documents relating to any of its Collateral and (ii) any written claim or other demand, notice or document received by it in connection with any such Governing Document that could reasonably be expected to have a Material Adverse Effect on the value of such Collateral.

         (C) No Pledgor shall withdraw as a partner or member of any Pledged Entity, or file or pursue or take any action that may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity, except as permitted by the Credit Agreement.

         4.6 PROTECTIVE ADVANCES BY THE ADMINISTRATIVE AGENT. At its option, but without being obligated to do so, the Administrative Agent may, upon prior notice to any applicable Pledgor, (a) pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral of such Pledgor that such Pledgor has failed to pay and discharge in accordance with the requirements of this Agreement or any of the other Loan Documents and (b) pay and discharge any claims of other creditors of such Pledgor that are secured by any Lien on any Collateral that is not permitted under SECTION 4.1(A) hereof, and each Pledgor agrees to reimburse the Administrative Agent, on demand, for all reasonable payments and expenses incurred by the Administrative Agent with respect to such Pledgor or any of its Collateral pursuant to the foregoing authorization; PROVIDED, HOWEVER, that nothing in this section shall be construed as excusing any Pledgor from the performance of, or imposing any obligation on the Administrative Agent to cure or perform, any covenants or other agreements of any Pledgor with respect to any of the foregoing matters as set forth herein or in any of the other Loan Documents.

                  SECTION 5. VOTING WHILE NO EVENT OF DEFAULT.

         So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and incidental rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; PROVIDED that, no vote shall be cast or any consent, waiver or ratification given or any action taken that would violate, result in breach of any covenant contained in or be inconsistent with any of the terms of this Agreement or any other Loan Document, or that would have the effect of impairing the interests of the Administrative Agent therein. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease so long as an Event of Default shall occur and be continuing.

                  SECTION 6. DIVIDENDS AND OTHER DISTRIBUTIONS.

         6.1 ENTITLEMENT OF PLEDGORS TO CASH DISTRIBUTIONS. A Pledgor shall be entitled to receive all dividends, interest, principal or other distributions that are payable in cash in respect of its Collateral, except as otherwise provided in SECTION 6.2.

         6.2 ENTITLEMENT OF ADMINISTRATIVE AGENT TO DIVIDENDS AND DISTRIBUTIONS. The Administrative Agent shall be entitled to receive and to retain as part of the Collateral:

               (a) all cash dividends, interest, principal and other distributions payable in respect of the Collateral at any time when an Event of Default shall have occurred and be continuing; and

               (b) regardless whether or not a Default or an Event of Default shall have occurred and be continuing at the time of payment or distribution thereof:

                    (i) all other or additional stock, other securities,
               partnership interests, membership interests or property (other than cash to which a Pledgor is entitled under SECTION 6.1) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                    (ii) all other or additional stock, other securities,
               partnership interests, membership interests or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                    (iii) all other or additional stock, other securities,
               partnership interests, membership interests or property (including cash) that may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate, partnership or limited liability company reorganization.

         6.3 APPLICATION OF DIVIDENDS AND DISTRIBUTIONS. If an Event of Default shall have occurred and be continuing all dividends and distributions received by the Administrative Agent and then held by it pursuant to this SECTION 6 as part of the Collateral will be applied as provided in SECTION 7 hereof.

         6.4 TURNOVER BY PLEDGORS. All dividends, distributions or other payments that are received by any Pledgor contrary to the provisions of this
SECTION 6 or SECTION 7 shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

               SECTION 7. REMEDIES IN CASE OF AN EVENT OF DEFAULT.

         7.1 REMEDIES GENERALLY; OBTAINING OF THE COLLATERAL. Each Pledgor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Administrative Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may exercise any or all of the following rights (all of which each Pledgor hereby agrees is commercially reasonable):

               (a) receive all amounts payable in respect of the Collateral otherwise payable under SECTION 6.1 to a Pledgor;


               (b) exercise any rights the Administrative Agent may have as an "entitlement holder" in respect of any "financial assets" included in the Collateral, as such terms are defined in the Uniform Commercial Code of any applicable jurisdiction;

               (c) transfer all or any part of the Collateral into the Administrative Agent's name or the name of its nominee or nominees;

               (d) accelerate any Pledged Note that may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

               (e) pay and discharge taxes, Liens or claims on or against any of the Collateral;

               (f) pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of any Pledgor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by such Pledgor under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that such Pledgor fails or refuses to perform or satisfy the same;

               (g) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement in any way relating to any of the Collateral;

               (h) make any compromise or settlement the Administrative Agent deems desirable or proper with respect to any of the Collateral; or

               (i) vote all or any part of the Collateral (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so).

         7.2 DISPOSITION OF THE COLLATERAL. Upon the occurrence and continuance of a Default or an Event of Default and provided such action is consistent with
Section 12 of the Credit Agreement, any Collateral transferred into the Administrative Agent's name under or pursuant to SECTION 7.1 and any other Collateral whether or not so transferred into the Administrative Agent's may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Administrative Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Administrative Agent. Any such disposition that shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than five days' written notice to such Pledgor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the five days after the giving of such notice, to the right of the relevant Pledgor or any nominee of the relevant Pledgor to acquire the Collateral involved at a price or for such other consideration at least equal to the offered sale price or other consideration so specified. Any such disposition that shall be a public sale permitted by such requirements shall be made upon not less than five days' written notice to the relevant Pledgor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (that may, at the Administrative Agent's option, be subject to reserve), after publication of notice of such auction not less than five days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Administrative Agent may bid for and become the purchaser (by bidding in Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this SECTION
7.2 without accountability to the relevant Pledgor (except to the extent of surplus money received as provided in SECTION 7.4). If, under mandatory requirements of applicable law, the Administrative Agent shall be required to make disposition of the Collateral within a period of time that does not permit the giving of notice to the Pledgor as hereinabove specified, the Administrative Agent need give the relevant Pledgor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         7.3 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE ADMINISTRATIVE AGENT'S TAKING POSSESSION OR THE ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Pledgor hereby further waives, to the extent permitted by law:

               (a) all damages occasioned by such taking of possession except any damages that are determined by a final judgment of a court of competent jurisdiction to be the result of the Administrative Agent's gross negligence or wilful misconduct;

               (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder; and

               (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Pledgor.

         7.4 APPLICATION OF PROCEEDS. All Collateral and proceeds of Collateral obtained and realized by the Administrative Agent in connection with the enforcement of this Agreement pursuant to this SECTION 7 shall be applied as follows:

                    (i) FIRST, to the payment to the Administrative Agent, for application to the Obligations as provided in Section 12.3 of the Credit Agreement; and

                    (ii) SECOND, to the extent remaining after the application pursuant to the preceding CLAUSE (i) and following the termination of this Agreement pursuant to SECTION 9.11 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such payment.

         7.5 REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Administrative Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Loan Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Administrative Agent in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Administrative Agent to any other or further action in any circumstances without notice or demand. In the event that the Administrative Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Administrative Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6 DISCONTINUANCE OF PROCEEDINGS. If the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case the relevant Pledgor, the Administrative Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Administrative Agent shall continue as if no such proceeding had been instituted.

         7.7 PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral by the Administrative Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

        SECTION 8. SALE OF PLEDGED STOCK IN CONNECTION WITH ENFORCEMENT;
                                  REGISTRATION.

         8.1 PLEDGOR TO REGISTER PLEDGED STOCK OF SUBSIDIARIES UNDER 1933 ACT. If an Event of Default shall have occurred and be continuing and the relevant Pledgor shall have received from the Administrative Agent a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Stock of its Subsidiaries, such Pledgor as soon as practicable and at its sole cost and expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; PROVIDED that the Administrative Agent shall furnish to such Pledgor such information regarding the Administrative Agent as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The relevant Pledgor will cause the Administrative Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance, and as to the completion thereof, will furnish to the Administrative Agent such number of prospectuses, offering circulars and other documents incident thereto as the Administrative Agent from time to time may reasonably request, and will indemnify the Administrative Agent and all others participating in the distribution of such Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Administrative Agent expressly for use therein.

         8.2 SALE OF PLEDGED STOCK IN CONNECTION WITH ENFORCEMENT. If at any time when the Administrative Agent shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to SECTION 7, and such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, then the Administrative Agent may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration; PROVIDED that, at least ten days' notice of the time and place of any such sale shall be given to the relevant Pledgor. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a single possible purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability to any Pledgor for selling all or any part of the Pledged Stock at a price that the Administrative Agent may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                            SECTION 9. MISCELLANEOUS.

         9.1 NOTICES. All notices and other communications provided for hereunder shall be given in accordance with the terms of the Credit Agreement.

         9.2 ENTIRE AGREEMENT. This Agreement and the other Loan Documents set forth the entire agreement of the Borrowers, the Agents and the Lenders with respect to the matters addressed in this Agreement, the Credit Agreement and the other Loan Documents. This Agreement and the other Loan Documents supersede all prior written or oral agreements, instruments or other documents respecting such matters.

         9.3 AMENDMENTS AND WAIVERS. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by (a) each Pledgor affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, modification or variance affecting any Pledgor other than the Pledgor so added or released) and (b) the Administrative Agent .

         9.4 OBLIGATIONS ABSOLUTE. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Obligations, including, without limitation:

               (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Loan Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

               (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

               (c) any furnishing of any additional security to the Administrative Agent or its assignee or any acceptance thereof or any release of any security by the Administrative Agent or its assignee;

               (d) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

               (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to a Pledgor or any Subsidiary of a Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not a Pledgor shall have notice or knowledge of any of the foregoing; or

               (f) any other event or circumstance that, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

         9.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Pledgor and its successors and assigns and shall inure to the benefit of the Administrative Agent and its successors and assigns; PROVIDED that, no Pledgor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Administrative Agent. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Administrative Agent and shall survive the execution and delivery of this Agreement and the other Loan Documents.

         9.6 HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         9.7 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

         9.9 ENFORCEMENT EXPENSES. The Pledgors jointly and severally agree to pay, or reimburse the Administrative Agent, to the extent not paid pursuant to
Section 15.5 of the Credit Agreement, for any and all out-of-pocket fees, costs, and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Security Interest of the Administrative Agent in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs, and expenses in connection with the enforcement of this Agreement, the protection, preservation and maintenance of the Collateral and the Administrative Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral, the perfection of the Security Interest, and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent).

         9.10 TERMINATION; RELEASE. At such time as the Commitments are terminated, all Letters of Credit have expired or have been cash collateralized and the principal and interest on the Notes, all other amounts payable by the Borrowers under the Credit Agreement, the other Loan Documents and the Obligations under this Agreement (other than unasserted indemnity obligations) shall have been paid in full, this Agreement shall terminate (except for provisions that by their terms survive such termination). Upon such termination, the Administrative Agent, at the expense of the Pledgors, shall take such actions as are appropriate and reasonably requested by the Pledgors in connection therewith to evidence such termination. Upon any disposition of Collateral by any Pledgor permitted under the Credit Agreement, such Collateral shall be sold or otherwise disposed of free and clear of the Lien created by the Collateral Documents and the obligations of this Agreement and the Administrative Agent, at the expense of the Pledgors, shall take such actions as are appropriate and reasonably requested by the Pledgors in connection therewith.

         9.11 ADMINISTRATIVE AGENT. The Administrative Agent or its subagent in accordance with the provisions of SECTION 2.7 will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. The acceptance by the Administrative Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Administrative Agent to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral. Notwithstanding anything to the contrary contained in SECTION 9.3 of this Agreement or Section 15.1 of the Credit Agreement, this SECTION 9.11, and the duties and obligations of the Administrative Agent set forth in this SECTION 9.11, may not be amended or modified without the consent of the Administrative Agent.

         9.12 OTHER CREDITORS NOT THIRD PARTY BENEFICIARIES. No creditor of any Pledgor or any of its Affiliates, or other person claiming by, through or under any Pledgor or any of its Affiliates, other than the Administrative Agent, and its respective successors and assigns, shall be a beneficiary or third party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

         9.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Parent and the Administrative Agent.

         9.14 EFFECTIVENESS. This Agreement shall be effective as to any Pledgor upon its execution and delivery to the Administrative Agent of a counterpart of this Agreement manually executed on behalf of such Pledgor, regardless of the date of this Agreement or the date this Agreement is executed and delivered by any other party hereto.

         9.15 WAIVER OF JURY TRIAL. EACH PLEDGOR AND THE ADMINISTRATIVE AGENT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PLEDGOR HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED CREDITOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         9.16 ADDITIONAL PLEDGORS. Each Subsidiary of the Parent (other than a Non-United States Subsidiary) that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter this Agreement as a Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Administrative Agent and such a Subsidiary of an instrument in the form of ANNEX I hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as party to this Agreement.

                      SECTION 10. THE ADMINISTRATIVE AGENT.

         LaSalle Bank National Association, a national banking association, has been appointed Administrative Agent for the Lenders hereunder pursuant to
Section 13 of the Credit Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement and that the Administrative Agent has agreed to act (and any successor administrative agent shall act) as such hereunder only on the express conditions contained in such Section 13. Any successor administrative agent appointed pursuant to Section 13 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

                    [Remainder of page intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                  PARENT:


                                  ROHN INDUSTRIES, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO


                                  ADMINISTRATIVE AGENT:


                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By:   /s/ James Hess
                                     -------------------------------------------
                                     Name:  James Hess
                                     Title: Vice President


                                  PLEDGORS:


                                  ROHN INSTALLATION SERVICES, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO



                                  ROHN ENCLOSURES, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO

                                  ROHN, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO



                                  ROHN PRODUCTS, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO



                                  ROHN CONSTRUCTION, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO



                                  FOLDING CARRIER CORP.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO



                                  ROHN FOREIGN HOLDINGS, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO

                                  UNR REALTY, INC.


                                  By:   /s/ Brian B. Pemberton
                                     -------------------------------------------
                                     Name:  Brian B. Pemberton
                                     Title: President & CEO

                                    EXHIBIT A

                                  LIST OF STOCK



-----------------------------------------------------------------------------------------------------------------------------
NAME OF PLEDGOR                      NAME OF                TYPE                 NUMBER        CERTIFICATE      PERCENTAGE
                                     ISSUING                OF                   OF            NO.              OWNED/PLEDGED
                                     CORPORATION            SHARES               SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                   LIST OF INTERCOMPANY AND THIRD PARTY NOTES



--------------------------------------------------------------------------------------------------------------
ISSUER                   PAYEE           PRINCIPAL               INTEREST RATE            MATURITY DATE
                                         AMOUNT
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                            LIST OF PLEDGED ENTITIES



----------------------------------------------------------------------------------------------------------------
NAME OF PLEDGOR                       NAME OF PLEDGED ENTITY             TYPE OF                EQUITY INTEREST
                                                                         ORGANIZATION           OWED/PLEDGED
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


                                     ANNEX I
                                       to
                                Pledge Agreement


                        [FORM OF NEW PLEDGOR SUPPLEMENT]

                  SUPPLEMENT NO. dated as of ______________, 20__ (this "SUPPLEMENT"), to the Pledge Agreement dated as of March 8, 2001 (the "PLEDGE AGREEMENT"), among ROHN INDUSTRIES, INC., a Delaware corporation (the "PARENT"), each of the Parent's domestic Subsidiaries (as defined in the Credit Agreement hereinafter referred to) party hereto, as pledgors (together with the Parent, the "BORROWERS" or the "PLEDGORS" and each a "BORROWER" or a "PLEDGOR"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders (as defined below).

                             PRELIMINARY STATEMENTS:

         1. Reference is made to the Credit Agreement dated as of March 8, 2001 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the lenders from time to time party thereto (the "LENDERS"), the Administrative Agent and National City Bank, a national banking association, as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT").

         2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         3. The Pledgors have entered into the Pledge Agreement to induce the Lenders to make Term Loans and Revolving Loans (together, the "LOANS") to the Borrowers and the Issuing Banks have agreed to issue Letters of Credit. Pursuant to Section 10.11 of the Credit Agreement, each Subsidiary of the Borrower (other than a Non-United States Subsidiary) that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 9.16 of the Pledge Agreement provides that such Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW PLEDGOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and of the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Agreement, the New Pledgor and the Administrative Agent agree as follows:

         1. In accordance with Section 9.16 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Lenders, their successors and assigns, a security interest in and lien on all the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         2. The New Pledgor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

         3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         4. The New Pledgor hereby represents and warrants that set forth on EXHIBITS A through C attached hereto are true and correct schedules of all its Collateral.

         5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         8. All communications and notices hereunder shall be given in accordance with the terms of the Credit Agreement.

         9. The New Pledgor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent).

         IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                          [Name of New Pledgor], as New Pledgor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Address:



                                          LASALLE BANK NATIONAL ASSOCIATION,
                                          as Administrative Agent,


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                                  LIST OF STOCK



-------------------------------------------------------------------------------------------------------------------------------
NAME OF PLEDGOR                      NAME OF                TYPE                 NUMBER        CERTIFICATE        PERCENTAGE
                                     ISSUING                OF                   OF            NO.                OWNED/PLEDGED
                                     CORPORATION            SHARES               SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------
                                                            [    ]               [    ]           [    ]
-------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                   LIST OF INTERCOMPANY AND THIRD PARTY NOTES



-------------------------------------------------------------------------------------------------------------------
ISSUER                   PAYEE           PRINCIPAL               INTEREST RATE            MATURITY DATE
                                         AMOUNT
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                            LIST OF PLEDGED ENTITIES



---------------------------------------------------------------------------------------------------------------------
NAME OF PLEDGOR                       NAME OF PLEDGED ENTITY             TYPE OF                EQUITY INTEREST
                                                                         ORGANIZATION           OWED/PLEDGED
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------









                                       C-1